UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2009

ADA-ES, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8100 SouthPark Way, Unit B, Littleton, Colorado	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303)734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Amendment of a Material Definitive Agreement.

Amendment of Carbon Supply Agreement with Southern Companies

On February 26, 2009, Red River Environmental Products, LLC, our 50% indirectly owned subsidiary, entered into Amendment No. 2 to the Agreement for the Purchase of Activated Carbon (“AC”) with Southern Company Services, Inc, dated June 5, 2008 (“Agreement”). The Amendment extends the deadline by which we must obtain “Financial Close” for the debt financing for our AC manufacturing facility that we are constructing in Coushatta, Red River Parish, Louisiana from February 28, 2009, to March 27, 2009. If we fail to close the debt financing by March 27, 2009, then the Agreement will terminate without any further liability of the parties to each other.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADA-ES, Inc.
Registrant

Date: March 4, 2009	/s/ Mark H. McKinnies
Mark H. McKinnies Senior VP & Chief Financial Officer